UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): February 26, 2003

                               M.D.C. Holdings, Inc.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)




       Delaware                     1-8951                    84-0622967
 ---------------------      ----------------------     ------------------------
    (State or other         (Commission file number)      (I.R.S. employer
     jurisdiction of                                     identification no.)
     incorporation)

          3600 South Yosemite Street, Suite 900,      Denver, Colorado 80237
----------------------------------------------------- ------------------------
                (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (303) 773-1100
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                                Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On February 26, 2003, the Compensation Committee and the Board of Directors of M.D.C. Holdings, Inc. approved restated Employment Agreements for Larry A. Mizel and David D. Mandarich.

ITEM 7.  EXHIBITS

Exhibit Number                             Description
--------------     -------------------------------------------------------------

Exhibit 99.1 Employment Agreement between M.D.C. Holdings, Inc. and Larry A. Mizel, restated as of February 26, 2003.

Exhibit 99.2 Employment Agreement between M.D.C. Holdings, Inc. and David D. Mandarich, restated as of February 26, 2003.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             -------------------

                                                M.D.C. HOLDINGS, INC.



Dated: February 26, 2003                        By:  /s/ Joseph H. Fretz
                                                     -----------------------
                                                     Joseph H. Fretz
                                                     Secretary and Corporate
                                                      Counsel

                                INDEX TO EXHIBITS

Exhibit Number                             Description
--------------     -------------------------------------------------------------

Exhibit 99.1 Employment Agreement between M.D.C. Holdings, Inc. and Larry A. Mizel, restated as of February 26, 2003.

Exhibit 99.2 Employment Agreement between M.D.C. Holdings, Inc. and David D. Mandarich, restated as of February 26, 2003.